EXHIBIT 1


                             JOINT FILING AGREEMENT

         Pursuant to Rule 13d-1(k)(1) promulgated under the Securities Exchange Act of 1934, as amended, the undersigned agree that the Statement on Schedule 13D to which this exhibit is attached is filed on behalf of each of them in the capacities set forth below.

Dated:  March 20, 2008

                                            EXOR GROUP S.A.

                                            By:  /s/ Peter J. Rothenberg *
                                                 ------------------------------
                                                 Name:   Peter J. Rothenberg
                                                 Title:  Attorney-in-Fact


                                            GIOVANNI AGNELLI  E  C.  S.A.P.AZ

                                            By:  /s/ Peter J. Rothenberg *
                                                 ------------------------------
                                                 Name:   Peter J. Rothenberg
                                                 Title:  Attorney-in-Fact



                                                 /s/ Peter J. Rothenberg
                                                 ------------------------------
                                                 *       Peter J. Rothenberg
                                                 Title:  Attorney-in-Fact